UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2013 (March 15, 2013)

Prospect Capital Corporation

(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 44th Floor, New York, New York 10016

(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On March 15, 2013, Prospect Capital Corporation (the “Company”) and U.S. Bank National Association (the “Trustee”), entered into a Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated as of February 16, 2012, between the Company and American Stock Transfer & Trust Company, LLC, as trustee (the “Original Trustee”), as amended by the Agreement of Resignation, Appointment and Acceptance, dated as of March 12, 2012, by and among the Company, the Original Trustee and U.S. Bank National Association, as trustee (the “Trustee”) (collectively, the “Base Indenture,” and together with the Supplemental Indenture, the “Indenture”).  The Supplemental Indenture relates to the Company’s issuance, offer and sale of $250,000,000 aggregate principal amount of its 5.875% Senior Notes due 2023 (the “Notes”).

The Notes will mature on March 15, 2023.  The Notes bear interest at a rate of 5.875% per year payable semi-annually on September 15 and March 15 of each year, commencing on September 15, 2013.  The Notes are direct unsecured obligations of the Company.

The Company expects to use the net proceeds from the sale of the Notes initially to maintain balance sheet liquidity, including investments in high quality short-term debt instruments, and thereafter to make long-term investments in accordance with the Company’s investment objective.

The Indenture contains provisions that provide note holders upon the occurrence of a Fundamental Change (as defined in the Supplemental Indenture), the option to require the Company to repurchase all of a note holder’s Notes, or any portion thereof that is a multiple of $1,000 principal amount, at a repurchase price equal to one hundred percent of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

The Indenture also provides that the Company may not, in a single transaction or a series of related transactions, consolidate with or merge with or into any other person or sell, convey, transfer or lease its property and assets substantially as an entirety to another person, unless certain specified conditions set forth in the Supplemental Indenture are satisfied.

The Indenture contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act of 1940 and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934.  These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered and sold pursuant to a Registration Statement on Form N-2 (File No. 333—183530) and the preliminary prospectus supplement filed with the Securities and Exchange Commission on March 8, 2013.  The transaction closed on March 15, 2013.

The foregoing descriptions of the Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Supplemental Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

4.1	Supplemental Indenture dated as of March 15, 2013, by and between Prospect Capital Corporation and U.S. Bank National Association, as Trustee

4.2	Form of Global Note 5.875% Senior Note Due 2023 (included as part of Exhibit 4.1)

5.1	Opinion of Venable LLP

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in the opinion filed as Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

	By.	/s/ M. Grier Eliasek
	Name:	M. Grier Eliasek
	Title:	Chief Operating Officer

Date: March 15, 2013

Index to Exhibits

Exhibit Number	Description
4.1	Supplemental Indenture dated as of March 15, 2013, by and between Prospect Capital Corporation and U.S. Bank National Association, as Trustee

4.2	Form of Global Note 5.875% Senior Note Due 2023 (included as part of Exhibit 4.1)

5.1	Opinion of Venable LLP

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in the opinion filed as Exhibit 5.2)